Exhibit 10.1

SETTLEMENT AGREEMENT

Between

Aquatic Cellulose International Corporation

&

Legacy Systems Corporation

&

Gary J. Ackles

[OFFICIAL DOCUMENT]

(Section reserved for initial of signatories: [ ] [ ] [ ] [ ] )                                                   ©Aquatic Cellulose International Corp. Pg 1 of 3

SETTLEMENT AGEEMENT
JULY 10th, 2004

THIS MEMORANDUM OF UNDERSTANDING MADE this _____ day of ________ 2004.

1.	PARTIES TO THIS AGREEMENT

1.1.	The following entities will hereinafter be referred to collectively as the “Parties”.

1.2.
Aquatic Cellulose International Corporation, hereinafter referred to as “Aquatic”, is a publicly traded company incorporated under the laws of the state of Nevada of the United States of America and traded on the “Pink Sheets”, trading symbol AQCI, the Chairman and CEO being Mr. Sheridan B. Westgarde, a resident of Vernon, British Columbia Canada.

1.3.
Legacy Systems Corporation, hereinafter referred to as “Legacy”, is a 100% privately owned company and incorporated under the laws of the state of Nevada of the United States of America, the Owner and President being Mr. Gary J. Ackles a resident of Vernon British Columbia Canada.

1.3.1. Gary J. Ackles, hereinafter referred to as “Ackles”, is an individual residing in the city of Vernon British Columbia Canada.

2.	SCOPE OF THIS AGREEMENT

2.1.	This document is the primary instrument for establishing the particulars regarding;

2.1.1.	The settlement of all outstanding debt owed to Ackles for unpaid wages, licensing fees and stock returned to treasury totaling $555,889[US].
2.1.2.	The settlement of note owed to Legacy by Aquatic totaling $44,000 and ownership of the ATH mechanical assembly built and stored at Beaver Manufacturing Kamloops BC, Canada.

2.2.	It is here stated that the bodies of the respective board of directors and or principal parties of the respective parties have unanimously agreed to enter into this agreement.

2.3.	The terms of this settlement may only be amended in writing signed by all parties

3.	ATH MECHANICAL ASSEMBLY & $44,000 LOAN

3.1.
Legacy hereby exercises its right to forgo the $44,000 loan made to Aquatic in exchange for full unencumbered rights to the ATH mechanical assembly built and stored at Beaver Manufacturing Kamloops. Legacy hereby assumes all costs of storage and/or any outstanding liabilities associated.

4.	AMOUNTS DUE LEGACY PRE-CONSOLIDATED

4.1.	Aquatic agrees to relinquish all claims to the Aquatic Timber Harvesting Machine and Legacy to assume full unencumbered rights to the said equipment.

4.2.
Aquatic agrees to issue 40,000,000 pre-consolidated shares of the Company’s common stock in exchange for the forgiveness of the funds borrowed from Legacy Systems and $80,000 of amounts due to Legacy for un-paid licensing.

4.3.	Each disbursement order Legacy will assign full voting rights of all those shares to the Aquatic Board of Directors regardless of who they are dispersed too.

(Section reserved for initial of signatories: [ ] [ ] [ ] [ ] )                                                      ©Aquatic Cellulose International Corp. Pg 2 of 3

SETTLEMENT AGEEMENT
JULY 10th, 2004

5.	AMOUNTS DUE ACKLES POST-CONSOLIDATED

5.1.
Ackles and Aquatic hereby agree to a TOTAL SETTLEMENT AMOUNT DUE ACKLES TO BE $417,000, which will be converted into 13 percent of the issued and outstanding post-consolidated shares of the Company pending shareholder approval of the Proxy.

5.2.
Regarding the post-consolidated shares Ackles would be an affiliate of the Company bearing all the restrictions of affiliates according to the Securities and Exchange Act of 1933 as well as retain all rights associated with these shares.

5.3.
Ackles agrees to an alternative method of payment for the remaining $417,000 whereby should Aquatic chose to exercise this option, Aquatic can pay Ackles a cash payment of 130% of the value owed or $542,100 and Ackles will forgo all post-consolidated compensation as stated in item 5.1 above. Aquatic and Ackles agree that this option will be subject to this cash payment being made to Ackles before the anticipated consolidation.

5.4.	Ackles and Aquatic hereby agree that this agreement shall preclude all other agreements and that all other agreements, licensing, consulting or otherwise shall be rendered terminated.

6.	SIGNATORIES TO THIS AGREEMENT

IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed the day and year first before written.

Gary J. Ackles,

Signature: /s/ Gary J. Ackles

Legacy Systems Corporation,

Signature: /s/ Gary J. Ackles

Aquatic Cellulose International Corporation,

Signature: /s/ Sheridan Westgarde

(Section reserved for initial of signatories: [ ] [ ] [ ] [ ] )                                                      ©Aquatic Cellulose International Corp. Pg 2 of 3